                                                                   EXHIBIT 10.70

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                              DECORA, INCORPORATED

                    $1,000,000 IN AGGREGATE PRINCIPAL AMOUNT
                                       OF
                  SENIOR SUBORDINATED NOTES DUE APRIL 15, 1998

                                       AND

                             DECORA INDUSTRIES, INC.

                        1,000,000 SHARES OF COMMON STOCK

                 -----------------------------------------------

                               EXCHANGE AGREEMENT

                 -----------------------------------------------


                           Dated as of March 31, 1996

================================================================================

                                TABLE OF CONTENTS

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SECTION 1.  ISSUANCE OF SECURITIES; EXCHANGE OF WARRANTS.............................     2
   SECTION 1.1           AUTHORIZATION OF NOTES AND COMMON STOCK.....................     2
   SECTION 1.2           EXCHANGE OF WARRANTS FOR NOTES AND COMMON STOCK.............     2
   SECTION 1.3           DEFINITIONS.................................................     3

SECTION 2.  GENERAL REPRESENTATIONS AND WARRANTIES...................................     3
   SECTION 2.1           CAPITAL STOCK; SUBSIDIARIES.................................     3
   SECTION 2.2           ORGANIZATION AND AUTHORITY..................................     4
   SECTION 2.3           FINANCIAL STATEMENTS AND OTHER INFORMATION; FINANCIAL
                         CONDITION...................................................     5
   SECTION 2.4           NO MATERIAL ADVERSE CHANGE..................................     5
   SECTION 2.5           LICENSES, REGISTRATIONS, ETC................................     5
   SECTION 2.6           TITLE TO PROPERTIES; LEASES.................................     5
   SECTION 2.7           COMPLIANCE WITH OTHER INSTRUMENTS, ETC......................     5
   SECTION 2.8           NO MATERIALLY ADVERSE CONTRACTS, ETC........................     6
   SECTION 2.9           COMPLIANCE WITH LAW, ETC....................................     6
   SECTION 2.10          COMPLIANCE WITH ERISA.......................................     7
   SECTION 2.11          PENDING LITIGATION, ETC.....................................     7
   SECTION 2.12          TAXES.......................................................     8
   SECTION 2.13          INVESTMENT COMPANY ACT......................................     8
   SECTION 2.14          NO MARGIN REGULATION VIOLATION..............................     8
   SECTION 2.15          OUTSTANDING SECURITIES......................................     9
   SECTION 2.16          CORPORATE PROCEEDINGS.......................................     9
   SECTION 2.17          CONSENT, ETC................................................     9
   SECTION 2.18          NO EVENT OF DEFAULT.........................................     9
   SECTION 2.19          SOLVENCY....................................................     9
   SECTION 2.20          COMPLIANCE WITH ENVIRONMENTAL LAWS..........................    10
   SECTION 2.21          VALIDITY OF COMMON STOCK....................................    11
   SECTION 2.22          VALIDITY OF AGREEMENTS AND NOTES............................    11
   SECTION 2.23          LABOR RELATIONS.............................................    11
   SECTION 2.24          BROKER'S OR FINDER'S COMMISSIONS............................    11
   SECTION 2.25          INSURANCE...................................................    12
   SECTION 2.26          FULL DISCLOSURE.............................................    12

SECTION 3.  REPRESENTATIONS OF THE ORIGINAL HOLDERS..................................    12
   SECTION 3.1           INVESTMENT INTENT, ETC......................................    12

SECTION 4.  CONDITIONS TO OBLIGATION TO EXCHANGE WARRANTS............................    12
   SECTION 4.1           OPINION OF SPECIAL COUNSEL FOR YOU..........................    12
   SECTION 4.2           OPINIONS OF COUNSEL FOR THE COMPANY.........................    13
   SECTION 4.3           PERFORMANCE OF OBLIGATIONS..................................    13
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
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   SECTION 4.4           REPRESENTATIONS TRUE; NO EVENT OF DEFAULT..............................   13
   SECTION 4.5           CERTIFICATE AS TO SOLVENCY, ETC........................................   13
   SECTION 4.6           CONSENTS AND APPROVALS.................................................   14
   SECTION 4.7           AMENDMENT..............................................................   14
   SECTION 4.8           LEGALITY...............................................................   14
   SECTION 4.9           ASSIGNMENT OF PRIVATE PLACEMENT NUMBER.................................   14
   SECTION 4.10          PROCEEDINGS, INSTRUMENTS, ETC..........................................   14

SECTION 5.  EXPENSES............................................................................   14

SECTION 6.  CERTAIN SPECIAL RIGHTS..............................................................   15
   SECTION 6.1           HOME OFFICE PAYMENT....................................................   15
   SECTION 6.2           DELIVERY EXPENSES......................................................   16
   SECTION 6.3           ISSUANCE TAXES.........................................................   16

SECTION 7.  NOTE PREPAYMENTS; ISSUANCE OF ADDITIONAL NOTES......................................   16
   SECTION 7.1           REQUIRED PREPAYMENTS...................................................   16
   SECTION 7.2           OPTIONAL PREPAYMENTS; ISSUANCE OF ADDITIONAL NOTES.....................   16

SECTION 8.  REGISTRATION, EXCHANGE AND REPLACEMENT OF
   NOTES........................................................................................   17
   SECTION 8.1           REGISTRATION...........................................................   17
   SECTION 8.2           EXCHANGE...............................................................   17
   SECTION 8.3           REPLACEMENT............................................................   18

SECTION 9.  CERTAIN COVENANTS OF THE COMPANY....................................................   18
   SECTION 9.1           ISSUANCE OF ADDITIONAL COMMON STOCK; PAYMENT OF CASH...................   18
   SECTION 9.2           RESERVATION OF SHARES..................................................   19

SECTION 10.  SUBORDINATION......................................................................   19
   SECTION 10.1          GENERAL................................................................   19
   SECTION 10.2          SENIOR DEBT............................................................   19
   SECTION 10.3          DEFAULT IN RESPECT OF SENIOR DEBT......................................   19
   SECTION 10.4          INSOLVENCY, ETC........................................................   21
   SECTION 10.5          ACCELERATION OF SUBORDINATED DEBT......................................   21
   SECTION 10.6          TURNOVER OF PAYMENTS...................................................   22
   SECTION 10.7          OBLIGATIONS NOT IMPAIRED...............................................   22
   SECTION 10.8          PAYMENT OF SENIOR DEBT; SUBROGATION....................................   22
   SECTION 10.9          RELIANCE OF HOLDERS OF SENIOR DEBT.....................................   23

SECTION 11.  RESTRICTIONS ON TRANSFER OF THE SHARES;
   REGISTRATION RIGHTS..........................................................................   23
   SECTION 11.1          RESTRICTIONS ON TRANSFER OF THE SHARES; OPINION OF COUNSEL.............   23
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
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         SECTION 11.2          REGISTRATION OF .................................   24
         SECTION 11.2.1  REGISTRATION UPON REQUEST BY HOLDERS OF ADDITIONAL
                         COMMON STOCK...........................................   24
         SECTION 11.2.2  "PIGGYBACK REGISTRATIONS"..............................   25
         SECTION 11.2.3  DECORA'S OBLIGATIONS IN REGISTRATION...................   26
         SECTION 11.2.4  PAYMENT OF REGISTRATION EXPENSES.......................   28
         SECTION 11.2.5  INFORMATION FROM HOLDERS OF SHARES.....................   28
         SECTION 11.2.6  INDEMNIFICATION........................................   28
         SECTION 11.2.7  NO CONFLICTING REGISTRATION RIGHTS.....................   31
         SECTION 11.3          PUBLIC INFORMATION...............................   31

SECTION 12.  INTERPRETATION OF AGREEMENT AND NOTES..............................   32
         SECTION 12.2          DIRECTLY OR INDIRECTLY...........................   38
         SECTION 12.3          ACCOUNTING TERMS.................................   38
         SECTION 12.4          GOVERNING LAW....................................   38
         SECTION 12.5          HEADINGS.........................................   38
         SECTION 12.6          INDEPENDENCE OF COVENANTS........................   38
         SECTION 12.7          OTHER CAPITALIZED TERMS..........................   38

SECTION 13.  MISCELLANEOUS......................................................   38
         SECTION 13.1          NOTICES..........................................   38
         SECTION 13.2          SURVIVAL.........................................   38
         SECTION 13.3          SUCCESSORS AND ASSIGNS...........................   39
         SECTION 13.4          AMENDMENT AND WAIVER.............................   39
         SECTION 13.5          COUNTERPARTS.....................................   40

SCHEDULE I    -    ORIGINAL HOLDERS OF THE NOTES AND THE WARRANTS
SCHEDULE II   -    EXCHANGE OF WARRANTS FOR NOTES AND COMMON STOCK
SCHEDULE III  -    DOCUMENTS AND INFORMATION FURNISHED TO THE ORIGINAL HOLDERS
EXHIBIT A     -    FORM OF NOTE
EXHIBIT A-1   -    FORM OF ADDITIONAL NOTE
EXHIBIT B     -    FORM OF COMMON STOCK CERTIFICATE
EXHIBIT C     -    FORM OF AMENDMENT

DECORA, INCORPORATED                                DECORA INDUSTRIES, INC.
1 Mill Street                                       1 Mill Street
Fort Edward, New York 12828                         Fort Edward, New York  12828
Telephone: (518) 747-0681                           Telephone: (518) 747-6255
Telecopier: (518) 747-9425                          Telecopier: (518) 747-5089

                        --------------------------------

                               EXCHANGE AGREEMENT

                        --------------------------------

                                                      Dated as of March 31, 1996

To the Original Holders of the
         14% Senior Subordinated Notes due
         1998 and Warrants to Purchase
         Common Stock of Decora, Incorporated,
         Named in Schedule I Hereto

Ladies and Gentlemen:

         Each of the undersigned, Decora, Incorporated, a Delaware corporation authorized to do business in the State of New York as Decora Manufacturing (the "Company"), and Decora Industries, Inc., a Delaware corporation ("Decora"), hereby agree with you as follows:

PRELIMINARY STATEMENTS.

         A. Pursuant to the Securities Purchase Agreement dated as of April 15, 1990, as amended by the Amendment to Securities Purchase Agreement and Warrants dated as of July 19, 1994 and the Amendment to Securities Purchase Agreement dated as of April 1, 1995 and as to be further amended by Amendment No. 3 to Securities Purchase Agreement dated as of the date hereof, in the form annexed hereto as Exhibit C, (the "Amendment") (as such agreement may from time to time be further amended, supplemented or modified in accordance with its terms, the "Securities Purchase Agreement") among the Company, Decora, and CIGNA Mezzanine Partners II, L.P., CIGNA Property and Casualty Insurance Company, and Insurance Company of North America (collectively, the "Purchasers"), the Company issued and the Purchasers purchased $7,000,000 in aggregate principal amount of the Company's 14% Senior Subordinated Notes due 1998 (the "Senior Subordinated Notes"), guaranteed by Decora, and Warrants to purchase 250 shares of common stock of the Company (the "Warrants").

         B. The entities listed in Schedule I to this Agreement hold the Senior Subordinated Notes and Warrants as of the date hereof (the "Original Holders").

         C. The parties to the Securities Purchase Agreement have agreed to consummate an exchange on the terms and conditions hereof (the "Exchange") pursuant to which the Warrants shall be exchanged initially for (i) a non-interest bearing senior subordinated note issued by the Company in the aggregate principal amount of $1,000,000 and (ii) one million (1,000,000) shares of common stock issued by Decora and, accordingly, upon the Effective Date, the Warrants shall cease to exist.

         D. The Company and the Original Holders desire to enter into this Exchange Agreement to effectuate the above-mentioned transaction.

         NOW, THEREFORE, in order to induce the Original Holders to enter into the Exchange and the Amendment, and in consideration of other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company, Decora and each of the Original Holders agree as follows:

SECTION 1. ISSUANCE OF SECURITIES; EXCHANGE OF WARRANTS.

         SECTION 1.1 AUTHORIZATION OF NOTES AND COMMON STOCK. (a) The Company has duly authorized the issuance and delivery of up to $1,000,000 in aggregate principal amount of its Senior Subordinated Notes due April 15, 1998, substantially in the form annexed hereto as Exhibit A (the "Notes", which term shall be deemed to include the Additional Notes in the event that Additional Notes are issued pursuant to Section 7.2 hereof). Each Note shall not bear interest, and shall have a stated maturity of April 15, 1998, subject to the terms set forth herein.

         (b) Decora has duly authorized the issuance and delivery of 1,000,000 shares of its Common Stock representing on the Closing Date percent ( %)(1) of all classes and series of Decora Common Stock on a Fully Diluted Basis (such shares being acquired by you on the Closing Date as Original Holders under this Agreement being referred to herein as the "Common Stock") and having the rights, preferences and restrictions set forth in the certificate of incorporation of Decora. Such issuance and delivery shall be made pursuant to the terms and conditions of this Agreement and a certificate or certificates representing such shares of Common Stock shall be delivered on the Closing Date and shall be substantially in the form annexed hereto as Exhibit B.

         SECTION 1.2 EXCHANGE OF WARRANTS FOR NOTES AND COMMON STOCK. (a) Each of the Company and Decora agrees to deliver to you, and upon and subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company and Decora contained herein, you agree to accept from the Company and Decora, (i) Notes in the aggregate principal amount specified opposite your name under the applicable heading in Schedule II hereto and (ii) the number of shares of Common Stock specified opposite your name under the applicable heading in Schedule II hereto, in exchange for the number of

- --------
(1) Company: Please provide.

Warrants specified opposite your name under the applicable heading in Schedule II hereto. The Warrants are to be surrendered and the Notes and Common Stock are to be delivered at a closing to be held on June , 1996 at 10:00 A.M., New York City time, or such other date and time as shall be agreed upon by you and the Company, and in any event not later than June , 1996 (such date and time being hereinafter called the "Closing Date"), at the offices of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103. On the Closing Date, (i) the Company will deliver to you one or more duly executed Notes dated the Closing Date, registered in your name or the name of your nominee and in the principal amount or amounts specified opposite your name under the applicable heading in Schedule II hereto and (ii) Decora will deliver to you one or more duly executed certificates evidencing the aggregate number of shares of Common Stock specified opposite your name under the applicable heading in Schedule II hereto, dated the Closing Date, registered in your name or the name of your nominee, and you will surrender to the Company all of the Warrants held by you.

         (b) If at the closing the Company or Decora shall fail to tender any of the Notes or Common Stock, as applicable, to you as provided above in this Section 1.2, or any of the conditions specified in Section 4 hereof shall not have been fulfilled to your satisfaction, at your election you shall be relieved of all obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such nonfulfillment.

         SECTION 1.3 DEFINITIONS. Certain capitalized terms used in this Agreement are defined in Section 12.1 hereof; references to a "Schedule" or "Exhibit" are, unless otherwise specified, to the Schedules and Exhibits attached to this Agreement.

SECTION 2. GENERAL REPRESENTATIONS AND WARRANTIES.

         The Company and Decora each hereby represents and warrants to you as follows:

         SECTION 2.1 CAPITAL STOCK; SUBSIDIARIES. (a) The authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock, of which 1,000 shares are issued and outstanding. All such outstanding shares have been validly issued and are fully paid, nonassessable shares, free of preemptive rights. No shares of the Company Common Stock are held on the date hereof in the treasury of the Company. The issuance and sale of all such shares have been in full compliance with all applicable federal and state securities laws. Except for the Warrants, there are no subscriptions, options, warrants or calls relating to the issuance by the Company of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument. There are no voting trusts or other agreements or understandings with respect to the voting of the capital stock of the Company. The Company Common Stock is vested with all the voting rights in the Company. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock. The Company is a wholly-owned subsidiary of Decora. In connection with the transactions contemplated by the Bank Agreement, Decora has pledged the Common Stock of the Company as security for the loans made by the Bank to the Company pursuant to the Bank Agreement.

         (b) The Company has no Subsidiaries, other than those Subsidiaries set forth in Item 2.1(b) of Schedule III hereto.

         (c) The authorized capital stock of Decora consists of 45,000,000 shares of Decora Common Stock, of which 34,429,390 shares are issued and outstanding. All such outstanding shares have been validly issued and are fully paid, nonassessable shares, free of preemptive rights. No shares of Decora Common Stock are held on the date hereof in the treasury of Decora. The issuance and sale of all such shares have been in full compliance with all applicable federal and state securities laws. Except as set forth in Item 2.1(c) of
Schedule III hereto, there are no subscriptions, options, warrants or calls relating to the issuance by Decora of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument. To the best of Decora's knowledge, there are no voting trusts or other agreements or understandings with respect to the voting of the capital stock of Decora. The Decora Common Stock is vested with all the voting rights in Decora. Decora is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock.

         SECTION 2.2 ORGANIZATION AND AUTHORITY. The Company and Decora each:

         (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

         (b) has all requisite power and authority (corporate and other) to own and operate its properties, to conduct its business as currently conducted and as currently proposed to be conducted, and, in the case of the Company, to offer, issue, exchange and deliver the Notes, to enter into this Agreement and the Amendment and to perform its obligations under this Agreement, the Amendment and the Notes, and in the case of Decora, to offer, issue, exchange and deliver the Common Stock, to enter into this Agreement and the Amendment and to perform its obligations under this Agreement and the Amendment;

         (c) with respect to the Company, has duly qualified to do business as a foreign corporation and is in good standing in the State of New York, where the Company does business as Decora Manufacturing, and in every other jurisdiction in which the failure to so qualify would materially and adversely affect the business, earnings, prospects, properties or condition (financial or otherwise) of the Company; and

         (d) with respect to Decora, has qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would materially and adversely affect the business, earnings, prospects, properties or condition (financial or otherwise) of Decora.

         SECTION 2.3 FINANCIAL STATEMENTS AND OTHER INFORMATION; FINANCIAL CONDITION. The Company and Decora have heretofore furnished to you copies of:
(a) the financial statements referred to in Section 11.1 (a) through (d) of the Securities Purchase Agreement; anD (B) the quarterly report on Form 10-Q for the fiscal quarter ended December 31, 1995 filed by Decora with the SEC (the financial statements and reports referred to in this Section 2.3 being hereinafter referred to as the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the respective periods. The Financial Statements are complete and fairly present the financial position of Decora and the Company as of the respective dates of the balance sheets included therein and the results of operations of each of them for the respective periods covered by the statements of operations and cash flows. Except as contemplated hereby, neither Decora nor the Company has any material obligation or liability, individually or in the aggregate, of the nature required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles that is not disclosed by the Financial Statements referred to in clause (a) above. None of Decora, its Subsidiaries, the Company or the Decora Division has any Indebtedness for Borrowed Money except as set forth in Item 2.3 of Schedule III.

         SECTION 2.4 NO MATERIAL ADVERSE CHANGE. Since March 31, 1996, there has bEEn no material adverse change in the business, earnings, prospects, properties or condition (financial or otherwise) of the Company or Decora.

         SECTION 2.5 LICENSES, REGISTRATIONS, ETC. Each of the Company and Decora owns or possesses, and holds free from burdensome restrictions or known conflicts with the rights of others, all licenses, registrations, permits, copyrights, trademarks, service marks, trade names and patents and all rights with respect to the foregoing, necessary for the conduct of its business as now conducted and as proposed to be conducted.

         SECTION 2.6 TITLE TO PROPERTIES; LEASES. Each of the Company and Decora hAS good and valid title to the properties reflected as being owned by it on the Financial Statements referred to in Section 2.3 hereof, as well as to the properties acquired since said date (except property disposed of since said date in the ordinary course of business). Except for Permitted Liens, there are no Liens on any of such properties. Each of the Company and Decora has the right to, and does, enjoy peaceful and undisturbed possession under all material leases under which it is leasing property. All such material leases are valid, subsisting and in full force and effect, and none of such leases is in default.

         SECTION 2.7 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the Company nor Decora is (a) in violation of any term of its charter or by-laws or (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in, and is not otherwise in default under, (i) any evidence of Indebtedness for Money Borrowed or any instrument or agreement under or pursuant to which any evidence of Indebtedness for Money Borrowed has been issued or (ii) (A) any other evidence of Indebtedness or any other instrument or agreement under or pursuant to which any evidence of Indebtedness has been issued or (B) any other instrument or agreement to which it is a party or by which it is bound or any of its properties are affected; which default under this clause (ii) would materially adversely affect the business, earnings, prospects, properties, or condition (financial or otherwise) of the Company or Decora or any of its Subsidiaries. Other than as set forth in Item 2.7 of Schedule III hereto, neither the Company nor Decora has defaulted in, nor has it failed to make at the time contemplated, payment of any dividends or any mandatory redemption payments of any preferred stock or any principal of, or premium or interest on, any Indebtedness. Neither the execution, delivery or performance of this Agreement or the Amendment by either the Company or Decora nor the offer, issuance, exchange, delivery or performance of the Notes by the Company or the offer, issuance, exchange or delivery of the Common Stock by Decora does or will
(A) conflict with or violate the charter or by-laws of the Company or Decora,
(B) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets other than as contemplated hereby of the Company or Decora pursuant to the terms of, any evidence of Indebtedness, or any instrument or agreement under or pursuant to which any evidence of Indebtedness has been issued, or any other instrument or agreement referred to in this
Section 2.7 to which the Company or Decora is a party or by which it is bound, or (C) require the consent of, or other action by any trustee or any creditor of, any lessor to or any investor in the Company or Decora which consent has not been obtained.

         SECTION 2.8 NO MATERIALLY ADVERSE CONTRACTS, ETC. (a) Neither the Company nor Decora is a party to or bound by (nor is any of their respective properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or other action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other corporate or contractual restriction, which materially and adversely affects, or in the future may (so far as the Company or Decora can now reasonably foresee) materially and adversely affect, the business, earnings, properties or condition (financial or otherwise) of the Company or Decora.

         (b) Except for the Management Agreement, neither the Company nor Decora is a party to any contract or agreement with any Affiliate which contract or agreement is on terms that are less favorable to it than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

         SECTION 2.9 COMPLIANCE WITH LAW, ETC. Each of the Company and Decora is in compliance with all laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect the business, earnings, properties or condition (financial or otherwise) of the Company or Decora or any of its Subsidiaries. Neither the execution, delivery or performance of this Agreement or the Amendment by the Company or Decora nor the offer, issuance, exchange, delivery or performance of the Notes by the Company or, the offer, issuance, exchange and delivery of the Common Stock by Decora, nor the consummation of the Exchange, does or will cause the Company or Decora to be in violation of any law or ordinance, writ, injunction or decree or other action of any court or governmental authority or arbitrator or any order, rule or regulation, of any federal, state, county, municipal or other governmental or public authority or agency.

         SECTION 2.10 COMPLIANCE WITH ERISA; MULTIEMPLOYER PLANS. (a) Neither the execution and delivery of this Agreement by the Company or Decora, the offer, issuance, exchange or delivery of the Common Stock by Decora, the offer, issuance, exchange and delivery of the Notes by the Company, the acquisition of the Common Stock and the Notes by you, nor the consummation of any of the other transactions contemplated by this Agreement will constitute or result in a Prohibited Transaction. Item 2.10 of Schedule III hereto is a complete and correct list of all Plans with respect to which the Company or Decora is a "party in interest" (within the meaning of Section 3(14) of ERISA) or with respect to which its securities are "employer securities" (within the meaning of Section 407(d)(1) of ERISA), and each of the Company and Decora has provided such other information with respect to the Plans of any ERISA Affiliate as has been reasonably requested by you.

         (b) Each Plan maintained by the Company, Decora or any ERISA Affiliate is in compliance in all material respects with applicable provisions of ERISA, the Code and applicable foreign law. Each of the Company and Decora has made all contributions to the Plans required to be made by it.

         (c) Except for liabilities to make contributions and to pay administrative costs and as set forth in Item 2.10(c)-1 of Schedule III hereto, none of the Company, Decora or any ERISA Affiliate has incurred any material liability to or on account of any Plan under applicable provisions of ERISA, the Code or applicable foreign law, and no condition exists which presents a material risk to the Company, Decora or any ERISA Affiliate of incurring any such liability. No proceedings have been instituted by the PBGC nor has any other Person taken action to terminate any Pension Plan. The current fair market value of all assets of each Pension Plan is not less than the aggregate present value of all benefit liabilities under such Plan. Except as set forth in Item 2.10(c)-2 of Schedule III hereto, neither the Company nor Decora has any liability for post-retirement health or other post-retirement welfare benefits, other than as may be required under federal or state coverage continuation laws.

         (d) Except for the Company's obligation to contribute to the Paper Industry Labor-Management Pension Fund and as set forth in Item 2.10(d) of
Schedule III hereto, neither the Company, Decora nor any of their ERISA Affiliates is obligated, nor has at any time within the last six years been obligated, to make any contributions to any "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA). The consummation of the transactions described in Section 2.10(a) hereof will not result in the imposition of any withdrawal liability under Subtitle E of Title IV (Section 4201 et seq.) of ERISA.

         SECTION 2.11 PENDING LITIGATION, ETC. Except as set forth in Item 2.11 of Schedule III hereto, there is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Company or Decora) in any court or by or before any other governmental or public authority or agency, or any arbitrator or arbitration panel pending or, to the best knowledge of the Company or Decora, threatened against or affecting the Company or Decora, or any of their respective properties that, either individually or in the aggregate, (a) could materially adversely affect the business, earnings, prospects, properties or condition (financial or otherwise) of the Company or Decora or any of its Subsidiaries or (b) could question the validity or enforceability of this Agreement, the Amendment or the Notes or the validity of the Common Stock. Neither the Company nor Decora is in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.

         SECTION 2.12 TAXES. All federal, state and other tax returns of the Company and Decora required by law to be filed have been duly filed or a valid extension for such filing has been obtained, and all federal, state and other taxes, assessments, fees and other governmental charges upon the Company and Decora or upon any of their respective properties, income or assets that are due and payable have been paid, except where such failure to file or pay would not materially adversely affect the properties, income, or assets of the Company or Decora or any of its Subsidiaries. Except as set forth in Item 2.12 of Schedule III hereto, no extensions of the time for the assessment of deficiencies have been granted by the Company or Decora. Neither the Company nor Decora knows of any proposed, asserted, or assessed tax deficiency against the Company or Decora that would be material to the condition (financial or otherwise) of the Company or Decora. Neither the Company nor Decora is a party to, bound by or obligated under any tax sharing or similar agreement. There are no Liens on any properties or assets of the Company or Decora imposed or arising as a result of the delinquent payment or the non-payment of any tax, assessment, fee or other governmental charge. Neither the Company nor Decora (a) has assumed and is liable for any federal, state or other income tax liability of any other Person, as a result of any purchase of assets or other business acquisition transaction, and (b) has indemnified any other Person or otherwise agreed to pay on behalf of any other Person any tax liability growing out of or which may be asserted on the basis of any tax treatment adopted with respect to all or any aspect of any business acquisition transaction. The charges, accruals and reserves, if any, on the books of the Company or Decora in respect of federal, state and local corporate franchise and income taxes for all fiscal periods to date are adequate in accordance with generally accepted accounting principles, and neither the Company nor Decora knows of any additional unpaid assessments for such periods or of any basis therefor. There are no applicable taxes, fees or other governmental charges payable by the Company or Decora in connection with the execution and delivery of this Agreement or the Amendment or by the Company or Decora in connection with the offer, issuance, exchange and delivery of the Notes and the Common Stock.

         SECTION 2.13 INVESTMENT COMPANY ACT. Neither the Company nor Decora is an "investment company" or an "affiliated person" of an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended. Neither the Company nor Decora is an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

         SECTION 2.14 NO MARGIN REGULATION VIOLATION. None of the transactions contemplated by this Agreement or the Amendment will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation G (12 C.F.R., Part 207), as amended, Regulation T (12 C.F.R., Part 220), as amended, Regulation U (12 C.F.R., Part 221), as amended and Regulation X (12 C.F.R., Part 224), as amended, of the Board of Governors of the Federal Reserve System. The assets of the Company and Decora do not include any "margin securities" within the meaning of such Regulation G, and neither the Company nor Decora has any present intention of acquiring any such margin securities.

         SECTION 2.15 OUTSTANDING SECURITIES. All securities (as defined in the Securities Act) of the Company and Decora have been offered, issued, sold and delivered in compliance with, or pursuant to exemptions from, all federal and state laws, and the rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities.

         SECTION 2.16 CORPORATE PROCEEDINGS. (a) The Company has taken all corporate action necessary to be taken by it to authorize the execution and delivery of this Agreement, the offer, issuance, exchange and delivery of the Notes, the consummation of the Exchange and the performance of all obligations to be performed by it hereunder and thereunder.

         (b) Decora has taken all corporate action necessary to be taken by it to authorize the execution and delivery of this Agreement and the Amendment, the offer, issuance, exchange and delivery of the Common Stock, the consummation of the Exchange and the performance of all obligations to be performed by it hereunder and thereunder.

         SECTION 2.17 CONSENT, ETC. Except as set forth in Schedule III hereto, no prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to (a) any federal, state or local governmental or public authority or agency, or (b) any stockholder, creditor, lessor or other non-governmental person, is or was required for the valid execution, delivery and performance of this Agreement or the Amendment by the Company and Decora or the valid offer, issuance, exchange and delivery of the Notes and the Common Stock by the Company or Decora, as the case may be, or the performance of the Notes by the Company or the consummation of the Exchange. Each of the Company and Decora has obtained all consents, approvals or authorizations of, made all declarations or filings with or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Company and Decora of their respective businesses as now conducted or as proposed to be conducted and which the failure to so obtain, make or give would have a material adverse effect on the Company or Decora or any of its Subsidiaries.

         SECTION 2.18 NO EVENT OF DEFAULT. No event has occurred and is continuing, and no condition exists, that, if the Notes or the Common Stock had been issued and were outstanding on the date hereof, would constitute a Default or an Event of Default.

         SECTION 2.19 SOLVENCY. Each of the Company and Decora is and, immediately after giving effect to the issue and exchange of the Notes and the Common Stock and the consummation of the other transactions contemplated by this Agreement, will be, Solvent.

         For purposes of this Section 2.19, the term "Solvent" shall mean, with respect to any Person, that:

         (a) the assets of such Person, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person;

         (b) based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect such Person's judgment based on present circumstances of the most likely set of conditions and such Person's most likely course of action for the period projected, such Person believes it has sufficient cash flow to enable it to pay its debts as they mature; and

         (c) such Person does not have an unreasonably small capital with which to engage in its anticipated business.

         For purposes of this Section 2.19, the "fair valuation" of the assets of any Person shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

         SECTION 2.20 COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) Each of the Company and Decora is, and will continue to be, in compliance with all applicable federal, state and local environmental laws, regulations and ordinances governing its business, products, properties or assets with respect to all discharges into the ground and surface water, emissions into the ambient air and generation, accumulation, storage, treatment, transportation, labeling or disposal of waste materials or process by-products for which failure to comply could have a material adverse effect on the business, earnings, prospects, properties or condition (financial or otherwise) of the Company or Decora or any of its Subsidiaries and neither the Company nor Decora is liable for any penalties, fines or forfeitures for failure to comply with any of the foregoing, the failure to comply with which could have a material adverse effect on the business, earnings, prospects, properties or condition (financial or otherwise) of the Company or Decora or any of its Subsidiaries. All licenses, permits or registrations required for the respective businesses of the Company or Decora, as presently conducted and proposed to be conducted, under any federal, state or local environmental laws, regulations or ordinances have been secured (or application for, or application for transfer thereof, have been made) and each of the Company and Decora is in substantial compliance therewith.

         (b) No release, emission, or discharge into the environment of hazardous substances, as defined under the Comprehensive Environmental Response, Compensation, and Liability Act as amended, or hazardous waste as defined under the Resource Conservation and Recovery Act, or air pollutants as defined under the Clean Air Act, or pollutants as defined under the Clean Water Act, is presently occurring or has in the past occurred on or from any property owned or leased by the Company or Decora in excess of federal, state or local permitted releases or reportable quantities, or other concentrations, standards or limitations under the foregoing laws or any state law governing the protection of health and the environment or under any other federal, state, or local laws or regulations.

         (c) Each of the Company and Decora has never, except in accordance with applicable laws or regulations and in a manner which would not, under current laws and regulations, expose either the Company or Decora to any liability, (i) owned, occupied or operated a site or structure on or in which any hazardous substance was or is stored, transported or disposed of, (ii) transported or arranged for the transportation of any hazardous substance or
(iii) except as set forth in Schedule III hereto, caused or been held legally responsible for any release or threatened release of any hazardous substance, or received notification from any federal, state or other governmental authority of any release or threatened release, or to pay the costs or expenses incurred in connection therewith for which the Company or Decora is or may be responsible, of any hazardous substance from any site or structure owned, occupied or operated by the Company or Decora.

         SECTION 2.21 VALIDITY OF COMMON STOCK. All shares of Common Stock, when issued and delivered in compliance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

         SECTION 2.22 VALIDITY OF AGREEMENTS AND NOTES. Each of this Agreement and the Amendment has been duly executed and delivered by the Company and Decora and constitutes a legal, valid and binding obligation of each of the Company and Decora, enforceable against the Company and Decora in accordance with its terms. Upon receipt by the Original Holders of the Notes as provided in this Agreement, the Notes will have been duly issued by the Company and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         SECTION 2.23 LABOR RELATIONS. Neither the Company nor Decora is engaged in any unfair labor practice which would have a material adverse effect on the Company or Decora or any of its Subsidiaries. There is (a) no unfair labor practice complaint pending or, to the best knowledge of the Company or Decora, threatened against the Company or Decora before the National Labor Relations Board and no grievance or arbitration proceedings arising out of or under collective bargaining agreements is so pending or threatened, (b) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Company or Decora, threatened against the Company or Decora and (c) no union representation question existing with respect to the employees of the Company or Decora and no union organizing activities are taking place with respect to any thereof.

         SECTION 2.24 BROKER'S OR FINDER'S COMMISSIONS. No broker's or finder's placement fee or commission will be payable by the Company or Decora with respect to the issuance and delivery of the Notes and the Common Stock or with respect to any of the transactions contemplated hereby. Each of the Company and Decora will hold you harmless from any claim, demand or liability for broker's or finder's placement fees or commissions (other than any such fees or commissions payable by or to you) whether or not payable by the Company or Decora alleged to have been incurred in connection with this transaction.

         SECTION 2.25 INSURANCE. Each of the Company and Decora has, with respect to the properties and business of the Company and Decora, with financially sound and reputable insurers, insurance against such casualties and contingencies of such types and in such amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

         SECTION 2.26 FULL DISCLOSURE. Neither this Agreement, or any report or financial statement referred to in Section 2.3 hereof, nor any certificate, report, statement or other writing furnished to the Original Holders by or on behalf of the Company or Decora in connection with the negotiation of this Agreement, or any agreement contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Company or Decora that has not been disclosed to the Original Holders in writing that (a) materially adversely affects or in the future may (so far as or the Company or Decora can now foresee) materially adversely affect the business, earnings, prospects, properties or condition (financial or otherwise) of the Company or Decora or any of its Subsidiaries or (b) adversely affects or in the future may (so far as the Company or Decora can now reasonably foresee) materially adversely affect the ability of the Company or Decora to perform its obligations under this Agreement, the Amendment and the Notes.

SECTION 3. REPRESENTATIONS OF THE ORIGINAL HOLDERS.

         SECTION 3.1 INVESTMENT INTENT, ETC. This Agreement is made with you in reliance upon your representation to the Company and Decora, which by your acceptance hereof you confirm, that you are acquiring the Notes and the Common Stock for your own account for investment and not with a view to the distribution thereof, and that you have no present intention of distributing any of the same; provided, however, that the disposition of your property shall be at all times within your own control, and that your right to sell or otherwise dispose of all or any part of the Notes and the Common Stock acquired by you pursuant to an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act and in accordance with any applicable state securities law shall not be prejudiced. Each of the Company, Decora and you acknowledge that the Notes and the Common Stock are securities (as defined in the Securities Act and the Exchange Act).

SECTION 4. CONDITIONS TO OBLIGATION TO EXCHANGE WARRANTS.

         Your obligation to exchange the Warrants for the Notes and the Common Stock to be acquired by you hereunder on the Closing Date shall be subject to the satisfaction, prior to or concurrently with such exchange, of the following conditions:

         SECTION 4.1 OPINION OF SPECIAL COUNSEL FOR YOU. You shall have received from Orrick, Herrington & Sutcliffe, who are acting as special counsel for you in connection with the transactions contemplated by this Agreement, an opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect specified in Schedule 2-A to the Amendment.

         SECTION 4.2 OPINIONS OF COUNSEL FOR THE COMPANY. You shall have received from Miller & Holguin, counsel for the Company and Decora, an opinion, dated the Closing

Date, in form and substance satisfactory to you, to the effect specified in
Schedule 2-B to the Amendment.

         SECTION 4.3 PERFORMANCE OF OBLIGATIONS. Each of the Company and Decora shall have performed all its obligations to be performed hereunder prior to or on the Closing Date, and you shall have received an Officer's Certificate from each of the Company and Decora, dated the Closing Date, to such effect.

         SECTION 4.4 REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. The representations and warranties of each of the Company and Decora contained in
Section 2 hereof shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date. There shall exist on the Closing Date no Event of Default and no condition or event which, with notice or lapse of time, would constitute an Event of Default if the Notes and Common Stock had been outstanding at all times from and after the date hereof. You shall have received an Officer's Certificate from each of the Company and Decora, dated the Closing Date, to such effect.

         SECTION 4.5 CERTIFICATE AS TO SOLVENCY, ETC. You shall have received a certificate, dated the Closing Date, executed on behalf of each of the Company and Decora by each of the President and the chief accounting and financial officer of the Company and Decora, respectively, to the effect that as of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the Exchange:

         (a) the assets of each of the Company and Decora, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Company and Decora, as the case may be;

         (b) based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect the Company's or Decora's judgment based on present circumstances of the most likely set of conditions and the Company's or Decora's most likely course of action for the period projected, each of the Company or Decora believes it has sufficient cash flow to enable it to pay its debts as they mature; and

         (c) each of the Company and Decora does not have an unreasonably small capital with which to engage in its anticipated business.

         For purposes of this Section 4.5, the "fair valuation" of the assets of the Company or Decora, as the case may be shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

         SECTION 4.6 CONSENTS AND APPROVALS. Each of the Company and Decora shall have delivered to you a certificate, dated the Closing Date and signed by its President or one of its Vice Presidents, respectively, listing any necessary consents, waivers, approvals, authorizations, registration, filings and notifications of the character referred to in Section 2.17 hereof (including those disclosed in Schedule III hereto), to which shall be attached evidence, satisfactory to you that the same have been obtained or made and are in full force and effect.

         SECTION 4.7 AMENDMENT. The Company shall have delivered to you fully executed copies of the Amendment and all other documents delivered in connection with the Amendment, and the Amendment shall be in full force and effect.

         SECTION 4.8 LEGALITY. The Notes and Common Stock shall qualify as a legal investment for you under all applicable laws (without resort to any so-called "basket clause" of any such law), and your acquisition thereof shall not cause you to be subject to any onerous or burdensome legal requirement or penalty.

         SECTION 4.9 ASSIGNMENT OF PRIVATE PLACEMENT NUMBER. The Company shall have caused the CUSIP Service Bureau of Standard & Poor's Ratings Group to assign to the Notes and the Common Stock a private placement number at its expense and shall have delivered evidence thereof to you and your special counsel.

         SECTION 4.10 PROCEEDINGS, INSTRUMENTS, ETC. All proceedings and actions taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement and all instruments incident thereto shall be in form and substance satisfactory to you and your special counsel, and you and your special counsel shall have received copies of all documents that you or they may reasonably request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Agreement, in form and substance satisfactory to you and your special counsel).

SECTION 5. EXPENSES.

         Whether or not the Notes and Common Stock shall be exchanged or this Agreement shall be terminated, the Company and Decora jointly and severally agree to pay, and to hold you harmless against liability for, all reasonable costs and expenses relating to this Agreement, the Common Stock and the Notes, and to any modification, amendment, alteration or enforcement of any of this Agreement, the Common Stock or the Notes (whether or not the same shall have come into effect), including, without limitation:

         (a) the cost of preparing and reproducing this Agreement, the Common Stock and the Notes, and every instrument of modification, amendment or alteration hereof or thereof;

         (b) the reasonable fees and disbursements of special counsel for you, which fees and disbursements the Company and Decora will pay on the Closing Date to the extent reflected on any invoices delivered on or prior to such date, and of counsel for the Company and Decora;

         (c) the cost of delivering to your home office, insured to your reasonable satisfaction, the Notes and Common Stock purchased by you on the Closing Date;

         (d) all costs and expenses (including, without limitation, legal fees and disbursements and other out-of-pocket expenses) relating to any modifications, amendments, waivers or consents involving the provisions of this Agreement, the Common Stock or the Notes, or relating to the enforcement of this Agreement, the Common Stock or the Notes;

         (e) the broker's or finder's fees of any Person in connection with the exchange of the Notes and the Common Stock, it being represented and warranted by the Company and Decora that any such Person acted solely as agent for the Company and Decora and not as agent for you; and

         (f) the fee of the CUSIP Service Bureau of Standard & Poor's Ratings Group required in connection with the assignment of a private placement number by it to the Notes and the Common Stock.

The obligations of the Company under this Section 5 shall survive the payment or prepayment of the Notes, the Common Stock and the termination of this Agreement.

SECTION 6. CERTAIN SPECIAL RIGHTS.

         SECTION 6.1 HOME OFFICE PAYMENT. (a) Notwithstanding any provision to the contrary in this Agreement, the certificate of incorporation of Decora or the Common Stock, Decora will punctually pay in immediately available funds by 11:00 A.M. New York City time on the date payment is due all amounts payable to you with respect to any Common Stock held by you or your nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address for such purpose specified below your name in Schedule I hereto, or at any other address as you may from time to time direct in writing.

         (b) Notwithstanding any provision to the contrary in this Agreement or the Notes, the Company will punctually pay in immediately available funds by 11:00 A.M. New York City time on the date payment is due all amounts payable to you with respect to any Notes held by you or your nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address for such purpose specified below your name in Schedule I hereto, or at any other address as you may from time to time direct in writing. You agree that, as promptly as practicable after the payment or prepayment in whole of any Note held by you or your nominee and receipt by you of a written request from the Company to surrender such Note to the Company for cancellation, you will surrender such Note at the office of the Company maintained pursuant to Section 9.1 of the Securities Purchasing Agreement. You agree that if you sell, assign or transfer any Note, you will, prior to any such sale, assignment or transfer, make a proper notation thereon of the amount of principal paid thereon as of the date of such sale, assignment or transfer.

         SECTION 6.2 DELIVERY EXPENSES. If you shall surrender any certificate representing Common Stock to Decora or any Note to the Company pursuant to this Agreement, or if Decora or the Company shall issue any new security pursuant to this Agreement, Decora or the Company, as the case may be, will pay all reasonable costs and expenses of delivery of the surrendered security and any security or securities issued in exchange or replacement for, or on registration of transfer of, the surrendered security or any such new security, as the case may be, in each case insured to your reasonable satisfaction. The obligations of Decora and the Company under this Section 6.2 shall survive the payment or prepayment of the Notes, the exercise of any rights with respect to the Common Stock and the termination of this Agreement.

         SECTION 6.3 ISSUANCE TAXES. Decora and the Company will pay all taxes (including, without limitation, income taxes) in connection with the execution and delivery of this Agreement, the issuance and exchange of the Common Stock and the Notes by Decora and the Company, as the case may be, and any modification of this Agreement or the Common Stock and the Notes issued by it, and will save you and any subsequent holder of the Common Stock and the Notes harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or delay in payment, or any income taxes paid by you by reason of any reimbursement by Decora or the Company, as the case may be, of any such taxes paid by you) with respect to all such taxes. The obligations of Decora and the Company under this
Section 6.3 shall survive the payment or prepayment of the Notes, the exercise of any rights with respect to the Common Stock and the termination of this Agreement.

SECTION 7. NOTE PREPAYMENTS; ISSUANCE OF ADDITIONAL NOTES.

         SECTION 7.1 REQUIRED PREPAYMENTS. The Company shall, without notice, pay at maturity Notes in an aggregate principal amount of $1,000,000 (or such lesser principal amount as may then be outstanding).

         SECTION 7.2 OPTIONAL PREPAYMENTS; ISSUANCE OF ADDITIONAL NOTES. (a) Upon the terms and subject to the conditions hereinafter set forth, the Company, at its option, on or prior to April 15, 1997, upon notice as provided in
Section 7.2(b) hereof, may prepay the Notes, in whole (but not in part), at a prepayment price equal to the aggregate principal amount of the Notes so to be prepaid; provided, however, that in the event that the Company does not prepay the Notes in whole on or prior to April 15, 1997, then the Company shall duly authorize the issuance and delivery, and shall deliver to the holders, Pro-Rata, $200,000 in aggregate principal amount of its senior subordinated notes due April 15, 1998, substantially in the form annexed hereto as Exhibit A-1 (the "Additional Notes"). Each Additional Note shall not bear interest, and shall have a stated maturity of April 15, 1998. Additional Notes shall be delivered in the aggregate principal amount specified opposite the name of each holder under the applicable heading in Schedule II hereto.

         (b) Notice of any prepayment of Notes pursuant to this Section 7.2 shall be given to each holder of the Notes not less than thirty (30) nor more than sixty (60) days before the date fixed for prepayment (the "Optional Prepayment Date") and shall be accompanied by an Officer's Certificate of the Company certifying as to: (i) the Optional Prepayment Date, (ii) the aggregate principal amount of the Notes to be prepaid on such Optional Prepayment Date, and (iii) the aggregate principal amount of the Notes and the principal amount of each such Note held by such holder to be prepaid. Any notice of prepayment pursuant to this Section 7.2 having been so given, the aggregate principal amount of Notes specified in such notice shall become due and payable on such Optional Prepayment Date.

         (c) Any Additional Notes required to be delivered shall be delivered at a closing to be held not later than ten (10) Business Days following April 15, 1997, or such other date and time as shall be agreed upon by the holders and the Company (such date and time being hereinafter called the "Additional Note Closing Date"). On the Additional Note Closing Date, the Company will deliver to the holders one or more duly executed Additional Notes dated the Additional Note Closing Date, registered in the holder's name or the name of the holder's nominee and in the principal amount or amounts specified opposite the holder's name under the applicable heading in Schedule II hereto.

SECTION 8. REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES.

         SECTION 8.1 REGISTRATION. The Notes issuable pursuant to this Agreement shall be registered Notes. The Company will keep, at the office required to be maintained pursuant to Section 9.1 of the Securities Purchase Agreement, books for the registration and registration of transfer of Notes. Prior to presentation of any Note for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

         SECTION 8.2 EXCHANGE. The holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the office maintained pursuant to Section 9.1 of the Securities Purchase Agreement and promptly thereafter and at the Company's expense, except as provided below, receive in exchange therefor a new Note or Notes, as the case may be, each in the denomination requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Subject to Section 9.1 of the Securities Purchase Agreement, the Company may require payment of a sum sufficient to cover any stamp or other tax or governmental charge imposed in respect of any transfer involved in such exchange.

         SECTION 8.3 REPLACEMENT. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; provided, however, that if the holder of such Note is the original holder of the Note listed on

Schedule II hereto or any Affiliate thereof or any Institutional Investor with stated capital and surplus in excess of $50,000,000, its own agreement of indemnity shall be deemed to be satisfactory; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

SECTION 9. CERTAIN COVENANTS OF THE COMPANY AND DECORA.

         The Company and Decora each covenants and agrees that so long as any Notes or Common Stock shall remain outstanding:

         SECTION 9.1 ISSUANCE OF ADDITIONAL COMMON STOCK; PAYMENT OF CASH. (a) In the event that on April 15, 1998 (or if April 15, 1998 is not a Business Day, the Business Day immediately preceding such date; such date being referred to herein as the "Valuation Date"), the Current Market Price of the Common Stock is less than $3.00 per share, then on the Additional Common Stock Closing Date (as defined below), Decora will, at its option, either (i) duly authorize the issuance and delivery to the holders of Common Stock, and, will deliver to all holders of Common Stock, Pro-Rata, such additional shares of Decora Common Stock (such additional shares to be acquired by the holders under this Agreement being referred to herein as the "Additional Common Stock", and the Additional Common Stock together with the Common Stock being acquired by the Original Holders on the Closing Date being referred to herein as the "Shares") so that the holders of Common Stock, collectively, hold Decora Common Stock having a Current Market Price of not less than $3,000,000 (measured as of the Valuation Date) or (ii) deliver to all holders of Common Stock, Pro-Rata, by wire transfer, immediately available funds or a combination of immediately available funds and Additional Common Stock pursuant to clause (i) above, such that the holders of Common Stock, collectively, hold Decora Common Stock (when added to such available funds so transferred) having an aggregate Current Market Price of not less than $3,000,000 (measured as of the Valuation Date). All deliveries of funds and/or Additional Common Stock shall be made to each holder in accordance with Schedule I hereto.

         (b) If Decora shall be required by the terms of Section 9.1 hereof to deliver to the holders Additional Common Stock or available funds, as the case may be, Decora shall deliver to each such holder, within five (5) days after the Valuation Date, written notice specifying the number of shares of Additional Common Stock or the amount of available funds, as the case may be, to be delivered to each such holder and the calculations thereof made by Decora. The Additional Common Stock or available funds, as the case may be, is to be delivered at a closing to be held not later than April 15, 1998 or other date and time as shall be agreed upon by the holders and the Company and Decora (such date and time being hereinafter called the "Additional Common Stock Closing Date"). On the Additional Common Stock Closing Date, Decora will deliver to the holders one or more duly executed certificates evidencing the aggregate number of shares of Additional Common Stock specified by the above-referenced written notice, dated the Additional Common Stock Closing Date, registered in the name of such holder or in the name of such holder's nominee or the amount of available funds specified by the above-referenced notice.

         SECTION 9.2 RESERVATION OF SHARES. Decora shall duly authorize and reserve for issuance the Additional Shares issuable in accordance with the terms of Section 9.1 hereof and such Additional Shares shall be free from preemptive rights in favor of the holders of other shares of capital stock or other securities of Decora. Notwithstanding anything herein to the contrary, if on the Valuation Date, Decora has not duly authorized and reserved for issuance the Additional shares pursuant to this Section 9.2, Decora shall immediately take all further action necessary to duly authorize and reserve for issuance such Additional Shares.

SECTION 10. SUBORDINATION.

         SECTION 10.1 GENERAL. All principal of and premium, if any, on the Notes and the Additional Notes ("Subordinated Debt") is subordinate and junior in right of payment to all Senior Debt (as defined in Section 10.2) to the extent provided in this Section 10.

         SECTION 10.2 SENIOR DEBT. The term "Senior Debt" shall mean all principal of and premium, if any, and interest on the Indebtedness of the Company pursuant to the Bank Agreement, together with reasonable and customary collection expenses which arise in connection with the collection thereof. The Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or any extension or renewal of the Senior Debt subject, however, to the provisions of Section 9.15 of the Securities Purchase Agreement.

         SECTION 10.3 DEFAULT IN RESPECT OF SENIOR DEBT. (a) In the event the Company shall default in the payment of any principal of or premium, if any, or interest on any Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of any Subordinated Debt, or as a sinking fund for any Subordinated Debt, or in respect of any redemption, retirement, purchase or other acquisition of any Subordinated Debt, during any period:

                  (i) of 180 days after written notice of such default shall have been given to the Company by any holder of Senior Debt, provided that only one such notice may be given pursuant to the terms of this subdivision (a)(i) in any 210-day period; or

                  (ii) in which any judicial proceeding shall be pending in respect of such default, or in which an effective notice of acceleration of the maturity of such Senior Debt shall have been transmitted to the Company in respect of such default and such notice remains in effect or in which notice of the failure to pay such Senior Debt upon its final maturity shall have been transmitted to the Company and shall remain in effect.

         (b) Upon the happening of any Specified Senior Nonpayment Default (as defined herein), then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of the principal of or premium, if any, on any Subordinated Debt, or as a sinking fund for any Subordinated Debt, or in respect of any redemption, retirement, purchase or other acquisition of any Subordinated Debt, during any period:

                  (i) of 90 days after written notice of such default shall have been given to the Company by any holder of Senior Debt, provided that only one such notice shall be given pursuant to the terms of this subdivision (b)(i) in any 120-day period; or

                  (ii) in which any judicial proceeding shall be pending in respect of such default, or in which an effective notice of acceleration of the maturity of such Senior Debt shall have been transmitted to the Company in respect of such default and such notice remains in effect, or in which notice of the failure to pay such Senior Debt upon its final maturity shall have been transmitted to the Company and shall remain in effect.

         (c) No direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of the principal of or premium, if any, on any Subordinated Debt, or as a sinking fund for any Subordinated Debt, or in respect of any redemption, retirement, purchase or other acquisition of any Subordinated Debt if and to the extent that, immediately after giving effect to such payment, any event or condition would result which would constitute an Event of Default or Default.

         (d) The Company shall give prompt notice to each holder of Subordinated Debt of its receipt of any notice under Section 10.3(a)(i) or (ii) or Section 10.3(b)(i) or (ii).

         (e) As used in this Section 10, the term "Specified Senior Nonpayment Default" shall mean default by the Company in complying with its covenants appearing in any of the following Sections of the Bank Agreement:
Section 3(d)(i)-(v), inclusive, and Section B(b).

         SECTION 10.4 INSOLVENCY, ETC. In the event of

         (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

         (b) any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

         (c)      any assignment by the Company for the benefit of creditors, or

         (d) any other marshalling of the assets of the Company, all Senior Debt (including any interest thereon accruing at the contract rate after the commencement of any such proceedings, but only to the extent allowed as a claim in such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any holder of any Subordinated Debt on account of any Subordinated Debt. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Section 10 with respect to Subordinated Debt, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan or reorganization or readjustment, such securities being referred to herein as "Junior Securities"), which would otherwise (but for this Section 10) be payable or deliverable in respect of Subordinated Debt shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt (including any interest thereon accruing at the contract rate after the commencing of any such proceedings, but only to the extent allowed as a claim in such proceedings) shall have been paid in full.

         SECTION 10.5 ACCELERATION OF SUBORDINATED DEBT. In the event that any Subordinated Debt shall be declared due and payable as the result of the occurrence of any one or more defaults in respect thereof, under circumstances when the terms of Section 10.4 do not prohibit payment on Subordinated Debt, no payment shall be made in respect of any Subordinated Debt unless and until all Senior Debt shall have been paid in full or such declaration and its consequences shall have been rescinded and all such defaults shall have been remedied or waived or shall have ceased to exist; provided, however, that nothing contained in this Section 10.5 shall prevent any holder of Subordinated Debt from exercising any remedies and receiving any payments if otherwise permitted hereunder with respect to current and overdue payments of interest on any Subordinated Debt, as well as scheduled payments of principal (excluding any amounts of interest, premium, if any, and principal due and payable with respect to any Subordinated Debt solely by reason of such declaration).

         SECTION 10.6 TURNOVER OF PAYMENTS.

         (a)      If

                  (i) any payment or distribution of any kind or character (whether in cash, property or securities) except for Junior Securities shall be collected or received by any holders of Subordinated Debt in contravention of any of the terms of this Section 10 and prior to the payment in full of the Senior Debt at the time outstanding; and

                  (ii) the Company or any holder of such Senior Debt shall have notified such holders of Subordinated Debt of the facts by reason of which such collection or receipt so contravenes this Section 10 within 180 days after any holder of Senior Debt shall have knowledge of such facts;

such holders of Subordinated Debt will deliver such payment or distribution, to the extent necessary to pay all such Senior Debt in full, to the holders of such Senior Debt and, until so delivered, the same shall be held in trust by such holders of Subordinated Debt as the property of the holders of such Senior Debt.

         (b) If after any amount is delivered to the holders of Senior Debt pursuant to this Section 10.6, whether or not such amount has been applied to the payment of Senior Debt, the outstanding Senior Debt entitled to such amount shall thereafter be paid in full by the Company or otherwise other than pursuant to this Section 10.6, the holders of such Senior Debt shall return to such holders of Subordinated Debt an amount equal to the amount delivered to such holders of such Senior Debt pursuant to this Section 10.6.

         SECTION 10.7 OBLIGATIONS NOT IMPAIRED. No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of Subordinated Debt by any act or failure to act on the part of the Company. Nothing contained in this Section 10 shall impair, as between the Company and any holder of Subordinated Debt, the obligation of the Company to pay to such holder the principal thereof and premium, if any, as and when the same shall become due and payable in accordance with the terms thereof, or prevent any holder of any Subordinated Debt from exercising all rights, powers and remedies otherwise permitted by applicable law or under any agreement under which such Subordinated Debt was incurred, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the holders of Subordinated Debt.

         SECTION 10.8 PAYMENT OF SENIOR DEBT; SUBROGATION. Upon the payment in full of all Senior Debt, the holders of Subordinated Debt shall be subrogated to all rights of any holder of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the Subordinated Debt shall have been paid in full, and such payments or distributions received by the holders of Subordinated Debt by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and the holders of Subordinated Debt, on the other hand, be deemed to be a payment by the Company on account of Senior Debt and not on account of Subordinated Debt.

         SECTION 10.9 RELIANCE OF HOLDERS OF SENIOR DEBT. Each holder of Subordinated Debt by its acceptance thereof shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the creation of Subordinated Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Debt.

SECTION 11. RESTRICTIONS ON TRANSFER OF THE SHARES; REGISTRATION RIGHTS.

         SECTION 11.1 RESTRICTIONS ON TRANSFER OF THE SHARES; OPINION OF COUNSEL. (a) Notwithstanding any provision contained in this Agreement to the contrary, the Shares shall not be transferable except pursuant to the provisions of this Section 11, which provisions are intended, among other things, to ensure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of such Shares. Each holder of Shares, by its acceptance thereof, agrees that it will not transfer its Shares unless:

                  (i) prior to such transfer, there is delivered to Decora an opinion of counsel with respect to such transfer satisfying the requirements of Section 11.1(b) hereof;

                  (ii) a registration of such Shares under the Securities Act (pursuant to Section 11.2 hereof or otherwise) has become effective and remains in effect at the time of such transfer;

                  (iii) such transfer has been effected pursuant to an exemption from registration under the Securities Act and is made (A) pursuant to Rule 144A or (B) solely to an Institutional Investor which has agreed in writing to be bound by the provisions of this Section 11;

                  (iv) the transfer by such holder is (A) to one of its nominees, Affiliates or a nominee thereof, (B) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any such Affiliate, or a nominee thereof, or (C) from a nominee of any of the aforementioned Persons to the beneficial owner of such Shares; or

                  (v) Decora has agreed in writing to waive the restrictions of this Section 11 prior to such notice.

         (b) Each holder of any Shares, by its acceptance thereof, agrees that, prior to any transfer of such Shares, other than a transfer of such Shares otherwise permitted by clauses (ii) through (v) of Section 11.1 (a) hereof, it will give written notice to Decora of its intention to effect such transfer, together with a copy of an opinion of Orrick, Herrington & Sutcliffe, of counsel employed by such holder or of such other counsel for such holder as shall be reasonably acceptable to Decora, to the effect that the proposed transfer of such Shares may be effected without registration under the Securities Act of such Shares. Upon delivery of such notice and opinion to Decora, the holder of such Shares shall be entitled to transfer such Shares in accordance with the intended method of disposition specified in the notice delivered by such holder to Decora; provided, however, that if such method or disposition would, in the opinion of such counsel, require that Decora take any action and/or execute and file with the SEC and/or any state securities authority with jurisdiction and/or deliver to such holder or any other Person any form or document (other than a registration statement under the Securities Act) in order to establish the entitlement of such holder to take advantage of such method of disposition, Decora agrees promptly, at its expense, to take any such action and/or execute and file and/or deliver any such form or document.

         SECTION 11.2 REGISTRATION OF SHARES. The provisions of this Section
11.2 are intended to establish the circumstances under which and the terms and conditions on which a holder of the Shares shall have the right to have Shares registered under the Securities Act by Decora.

         SECTION 11.2.1 REGISTRATION UPON REQUEST BY HOLDERS OF ADDITIONAL
                        COMMON STOCK.

         (a) At any time after April 15, 1998, in the event that shares of Additional Common Stock are required to be issued pursuant to Section 9.1 hereof, then, upon the written request of holders of a majority of the Additional Common Stock then outstanding (a "Registration Request"), Decora shall be obligated to effect one (1) registration under the Securities Act of such Additional Common Stock, and to pay the costs and expenses in connection therewith, in accordance with the following provisions of this Section 11.2.1.

         (b) At such time as Decora shall be requested by holders of Additional Common Stock, pursuant to this Section 11.2.1, to effect the registration of any Additional Common Stock under the Securities Act, Decora shall promptly give written notice of such proposed registration to all holders of Additional Common Stock, informing them of their right to have any outstanding Additional Common Stock owned by them included in such registration, and thereupon shall, as expeditiously as possible, effect the registration under the Securities Act of such Additional Common Stock and all other Additional Common Stock which holders of Additional Common Stock have, within fifteen (15) days after Decora has given such written notice, requested Decora to register, all to the extent requisite to permit the disposition of Additional Common Stock so registered by the holders thereof. Such registration shall be underwritten, if requested by a majority of the requesting holders of Additional Common Stock (by number of Additional Common Stock to be registered), by an underwriter or underwriters named by Decora and reasonably acceptable to a majority of the requesting holders of Additional Common Stock. Any Person who has a right to request that the Decora Common Stock be included in a registration effected by Decora shall have the right to have shares thereof included in such registration and, if the offering is underwritten, Decora shall also have such right; provided, however, that securities not held by holders of Additional Common Stock may only be included in such registration pursuant to this sentence if, in the written opinion of the underwriter or underwriters managing the offering, the total amount of the securities to be so registered, when added to the total number of Additional Common Stock to be registered, will not exceed the maximum amount of securities of Decora which can then be marketed (i) at a price reasonably related to their then current market value and (ii) without otherwise materially and adversely affecting the feasibility of effecting the contemplated offering on advantageous terms; and, provided, further, that Decora shall not have the right to have any securities included in the registration if such inclusion would require that the offering be registered on a registration statement form which would entail more extensive textual disclosure in the prospectus than would be required by the registration statement form which would be available if no securities were included in the registration at the request of Decora (as, for example, in a case in which the offering could be registered on current registration statement Form S-3, but for the inclusion of securities to be sold for the account of Decora, which would require the use of registration statement Form S-1 or Form S-2) and which would significantly delay the registration requested by holders of Additional Common Stock. To the extent that the amount of securities to be registered must be reduced in order to obtain the written opinion referred to in the preceding sentence, such reduction shall be achieved by first omitting from the registration some or all of the securities to be offered by Decora and, if such reduction is not sufficient, then by omitting from the registration some or all of the securities to be offered by any other Persons other than holders of Additional Common Stock.

         (c) Not less than fifteen (15) days prior to the anticipated filing date of a registration statement pursuant to this Section 11.2.1, Decora shall notify each holder of Additional Common Stock of the information Decora reasonably requires from each such holder (the "Requested Information") if they elect to have any of their Additional Common Stock included in the registration. If, within five (5) Business Days prior to the anticipated filing date, Decora has not received the Requested Information from any of the holders (the "Non-Responsive Holders"), Decora may file the registration statement without including Additional Common Stock owned by the Non-Responsive Holders. At any time subsequent to the date of filing of the registration statement and up to the date that is five (5) Business Days prior to the anticipated effective date of the registration, any Non-Responsive Holder may notify Decora that it elects to have all or some of its Additional Common Stock included in the registration, and Decora shall include in the registration the Additional Common Stock of any such Non-Responsive Holder which has furnished to Decora all Requested Information on or prior to the fifth (5th) Business Day prior to the anticipated effective date of such registration.

         SECTION 11.2.2 "PIGGYBACK REGISTRATIONS". (a) If at any time after April 15, 1998, Decora at any time proposes to register or is caused to register by a third party any of its equity securities (as defined in the Securities
Act), including, without limitation, Additional Common Stock, under the Securities Act on Form S-1, S-2 or S-3 or any successor form (but not Form S-4 or S-8 or any successor form) or on any other form upon which may be registered securities similar to the Decora Common Stock, whether or not for sale for the account of Decora, at least thirty (30) days prior to the filing of any registration statement in connection therewith it will give written notice to all holders of outstanding Shares of its intention to do so. Such notice shall specify the proposed date of the filing of the registration statement and advise each holder of Shares of its right to participate therein. Upon the written request of any holder of Shares given prior to the proposed date of filing set forth in such notice, Decora will cause all Shares which Decora has been requested to register by such holders of Shares to be registered under the Securities Act, all to the extent required to permit the sale or other disposition by such holders of the Shares so registered.

         (b) If, in the written opinion of the underwriter or underwriters managing the public offering which is the subject of a registration pursuant to
Section 11.2.2(a) hereof (or in the event that such distribution shall not be underwritten, in the written opinion of an investment banking firm of recognized standing reasonably satisfactory to the holders of a majority of the Shares requesting registration), the total amount of the securities to be so registered, when added to the total number of Shares which holders have requested Decora to register pursuant to Section 11.2.2(a) hereof, will exceed the maximum amount of securities of

Decora which can be marketed (i) at a price reasonably related to their then current market value or (ii) without otherwise materially and adversely affecting the entire offering, then Decora shall have the right to exclude from such registration such number of Shares which it would otherwise be required to register pursuant to Section 11.2.2(a) hereof as is necessary to reduce the total amount of securities to be so registered to the maximum amount of securities which can be so marketed such that the number of Shares to be registered pursuant to Section 11.2.2(a) hereof shall bear the same relationship to the total amount of securities which the managing underwriter or underwriters will permit to be included in such registration statement by all holders of securities who wish to register securities in such registration statement; provided, however, that if the securities (other than the Shares) to be so registered for sale are to be offered for the account of Decora and Persons other than Decora who, as of the date hereof are not party to an existing registration rights agreement with Decora as set forth in Item 11.2.2(b) of
Schedule III hereto, Decora shall give priority to the holders of Shares and may only exclude Shares after excluding all of the securities (other than the Shares) so offered for the account of Decora and such other Persons.

         SECTION 11.2.3 DECORA'S OBLIGATIONS IN REGISTRATION. If and whenever Decora is obligated by the provisions of this Section 11.2 to effect the registration of any Shares under the Securities Act, as expeditiously as possible Decora will:

                  (a) prepare and file with the SEC a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become and remain effective for a period of six (6) months or such shorter period as shall be required for the distribution of the securities covered by the registration statement;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not less than nine (9) months and to comply with the provisions of the Securities Act and the rules and regulations of the SEC thereunder (such rules and regulations are referred to in this Section 11.2 as the "Rules") with respect to the disposition of all Shares covered by such registration statement in accordance with the intended methods of disposition by the holders of Shares set forth in such registration statement;

                  (c) furnish to the holders of Shares for whom such Shares are registered or are to be registered and to any underwriter or underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and the Rules, and such other documents as such holders may reasonably request in order to facilitate the disposition of such Shares;

                  (d) use its best efforts to register or qualify the Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the holders of Shares for whom such Shares are registered or are to be registered shall reasonably request (excluding any jurisdictions in which such registration or qualification would require Decora to qualify to do business therein), and do any and all other acts and things to so register or qualify which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of such Shares;

                  (e) furnish to the holders of Shares for which such Shares are registered or are to be registered at the time of the disposition of such shares by such holders an opinion of counsel for Decora acceptable to such holders to the effect that (i) a registration statement covering such Shares has been filed with the SEC under the Securities Act and the Rules and has been made effective by order of the SEC, (ii) such registration statement and the prospectus contained therein appear on their faces to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules, and nothing has come to said counsel's attention which would cause it to believe that either such registration statement or such prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) a prospectus meeting the requirements of the Securities Act and the Rules is available for delivery, (iv) no stop order has been issued by the SEC suspending the effectiveness of such registration statement and, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated, (v) the applicable provisions of the securities or blue sky law of each jurisdiction in which Decora shall be required, pursuant to Section 11.2.3(d) hereof, to register or qualify such Shares have been complied with and (vi) such other matters as such holders of Shares may reasonably request;

                  (f) if such registration is effected pursuant to a request for registration by holders of Shares and is to be underwritten as provided in Section 11.2.1 hereof, join with the holders for which Shares are registered or are to be registered and the underwriter in the execution and delivery of an underwriting agreement, which shall include such representations and warranties and covenants of Decora and such other provisions as are customary at the time in an underwriting agreement for an underwritten secondary offering; provided, however, that a provision which is included in a form underwriting agreement maintained by such underwriter for use in similar transactions or which has been included in two or more underwriting agreements previously entered into by such underwriter in generally comparable transactions shall be presumed to be customary;

                  (g) if an underwriter in a registration effected pursuant to a request for registration by holders of Shares shall so request and provide reasonable advance notice of the time and location thereof, participate with members of senior management of Decora and pay the costs incident to conducting "road shows" in at most three different cities for the purpose of informing investment professionals and institutional investors about Decora; and

                  (h) immediately notify each seller of any Shares (or shares of Decora Common Stock related thereto) covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (b) of this Section 11.2.3, upon Decora becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be so stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and within five (5) days prepare and furnish to all such sellers a reasonable number of copies of an amended and supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares (or shares of related Decora Common Stock), such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  SECTION 11.2.4 PAYMENT OF REGISTRATION EXPENSES. Other than the underwriting discounts and commissions incurred directly on the sale of Shares of any holder, the costs and expenses of all registrations and qualifications under the Securities Act, and of all other actions Decora is required to take or effect pursuant to this Section 11.2 shall be paid by Decora (including, without limitation, all registration, qualification and filing fees, printing expenses, expenses of distributing prospectuses and other documents, fees and disbursements of counsel for Decora and special counsel for the holders of the Shares, expenses of any special audits incident to or required in connection with any such registration, and expenses incident to any "road show" conducted pursuant to Section 11.2.3(g) hereof in connection therewith).

                  SECTION 11.2.5 INFORMATION FROM HOLDERS OF SHARES. Notices and requests delivered by holders of Shares to Decora pursuant to this Section 11.2 shall contain such information regarding the Shares and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken.

                  SECTION 11.2.6 INDEMNIFICATION. (a) Decora's existing Indemnification. In the event of any registration under the Securities Act of any Shares pursuant to this Section 11.2, Decora hereby agrees to indemnify and hold harmless each holder of Shares disposing of such Shares and each other Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including underwriters) who participates in the offering of such shares against any losses, claims, damages or liabilities, joint or several, and expenses to which such holder of Shares or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Shares were registered under the Securities Act, in any preliminary prospectus, final prospectus or summary prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder of Shares or such controlling Person or participating Person for any legal or any other expenses incurred by such holder or such controlling Person or participating Person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that Decora will not be liable in any such case to the extent that any such loss, claim, damage or liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus, final prospectus or summary prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to Decora in an instrument duly executed by such holder or such controlling or participating Person, as the case may be, specifically for use in the preparation thereof or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such holder and such holder of Shares thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Shares to the Person asserting such loss, claim, damage, liability or expense.

                  (b) Indemnification by Sellers of Shares. Decora may require as a condition of Decora's obligation under this Section 11.2 to effect any registration under the Securities Act of Shares that there shall have been delivered to Decora an agreement or agreements duly executed by each holder of Shares for whom Shares are to be so registered, whereby such holder agrees to indemnify and hold harmless Decora, each other Person referred to in paragraphs
(1), (2) and (3) of Section 11(a) of the Securities Act in respect of such registration statement and each other Person, if any, which controls Decora within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Decora, or such other Person or such Person controlling Decora may become subject under the Securities Act or otherwise, but only to the extent that such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Shares were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to Decora in an instrument duly executed by such holder of Shares specifically for use in the preparation thereof. Decora shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information with respect to such Persons so furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless, in such indemnified party's reasonable judgment, a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                  (d) Contribution. If for any reason the indemnification provided for in Sections 11.2.6(a) and 11.2.6(b) hereof is unavailable to an indemnified party as contemplated thereby, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

                  (e) Underwriting Agreement Indemnification Provisions. Notwithstanding the provisions of Sections 11.2.6(a), 11.2.6(b) and 11.2.6(c) hereof, if an underwriting agreement executed by Decora pursuant to Section 11.2.3(f) hereof shall contain indemnification, contribution and related procedural provisions in a form customary to the managing underwriter (or one of the managing underwriters) which are substantially to the same effect as the provisions provided for in Sections 11.2.6(a), 11.2.6(b) and 11.2.6(c) hereof, such customary indemnification provisions shall be incorporated in such underwriting agreement in lieu of those provided for in Sections 11.2.6(a), 11.2.6(b) and 11.2.6(c) hereof.

                  (f) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 11.2.6 (with appropriate modifications) shall be given by Decora and sellers of Shares (or Decora Common Stock related thereto) with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

                  SECTION 11.2.7 NO CONFLICTING REGISTRATION RIGHTS. Decora covenants and agrees that if and so long as any Shares shall remain outstanding and the holder or holders thereof shall have any rights under this Section 11.2, it will not enter into any agreement with any Person creating any rights with respect to any shares of Decora Common Stock or any other security in conflict with or inconsistent with any rights retained by any holder of Shares pursuant to this Section 11.2; provided, however, that nothing contained in this
Section 11.2.7 shall prevent in any way Decora's right to enter into other registration rights agreements not in conflict with or inconsistent with the rights of any such holder or Decora's existing obligations under other registration rights agreements, which are set forth in Item 11.2.2(b) of
Schedule III hereto.

                  SECTION 11.3 PUBLIC INFORMATION. Decora covenants and agrees that if and so long as any class or series of Decora Common Stock shall be registered under Section 12 of the Exchange Act, at any time when any holder of Shares so entitled desires to make sales of any Shares in reliance on Rule 144 under the Securities Act, either (i) there will be available adequate current public information with respect to Decora as required by paragraph (c) of said Rule 144 (or any comparable provision of any superseding or substitute rule), or
(ii) if such information is not available, Decora will use its best efforts to make such information available without delay. Without limiting the foregoing, after the time of such registration Decora will timely file with the SEC all reports required to be filed under Sections 13 and 15(d) of the Exchange Act and will promptly furnish to any holder of Shares so requesting a written statement that Decora has complied with all such reporting requirements. Decora also covenants and agrees that it will provide the following information specified below, at the time, under the circumstances and to the Persons specified therein, in connection with any contemplated sale pursuant to Rule 144A under the Securities Act of any Decora Common Stock or of any Shares by a holder thereof: at any time that Decora is not subject to the reporting requirements of
Section 13 or Section 15(d) of the Exchange Act, promptly upon the written request of the holder of any Shares, (i)(x) a brief statement of the nature of the business of Decora and its Subsidiaries and the products and services they offer and (y) Decora's most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for its two preceding fiscal years, in each case audited by an independent certified public accountant; the most recent balance sheet to be as of a date less than sixteen months prior to the date of such request and the profit and loss and retained earnings statements to be for the twelve months preceding the date of such balance sheet and, if such balance sheet is not as of a date less than six months before the date of such request, it shall be accompanied by additional statements of profit and loss and retained earnings for a period from the date of such balance sheet to a date less than six months before the date of such request, or (ii) such other information as shall then be required to permit a resale of Notes by such holder pursuant to Rule 144A of the Securities Act (or any superseding rule providing an exemption from registration under the Securities Act for resales to Qualified Institutional Buyers (as such term is defined in the Act)); provided, however, that, if such request shall so indicate, the statement and financial statements or other information shall be delivered to any named prospective purchaser of a Note as well as to the requesting holder, so long as the request states that such holder reasonably believes such prospective purchaser to be a Qualified Institutional Buyer (as such term is defined in the Act).

SECTION 12. INTERPRETATION OF AGREEMENT AND NOTES.

                  SECTION 12.1 DEFINITIONS. Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Agreement):

                  The term "Additional Common Stock" shall have the meaning set forth in Section 9.1 hereof.

                  The term "Additional Common Stock Closing Date" shall have the meaning set forth in Section 9.1(b) hereof.

                  The term "Additional Notes" shall have the meaning set forth in Section 7.2 (a) hereof.

                  The term "Additional Note Closing Date" shall have the meaning set forth in Section 7.2(c) hereof.

                  The term "Affiliate", with respect to any Person (hereinafter "such Person"), shall mean any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person or another Affiliate of such Person, (ii) which beneficially owns or holds 5% or more of the shares of any class of the Voting Stock of such Person or (iii) 5% or more of the shares of any class of Voting Stock of which is beneficially owned or held of record by such Person or any Affiliate of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise. The term "Affiliate", when used herein without reference to any Person, shall mean an Affiliate of Decora or the Company as the context shall require.

                  The term "Amendment" shall have the meaning set forth in the preliminary statements hereof.

                  The term "Bank" shall have the meaning set forth in the Securities Purchase Agreement.

                  The term "Bank Agreement" shall have the meaning set forth in the Securities Purchase Agreement.

                  The term "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York City.

                  The term "Closing Date" shall have the meaning set forth in
Section 1.2(a) hereof.

                  The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  The term "Company" shall have the meaning set forth in the introductory paragraph hereof.

                  The term "Company Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

                  The term "Common Stock" shall have the meaning set forth in
Section 1.1(b) hereto.

                  The term "Current Market Price" (per share of Common Stock at any date) shall mean the average of the daily market prices over a period of 20 consecutive Business Days before such date. The market price for each such Business Day shall be the last sale price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or if the Common Stock is not then listed or admitted on any stock exchange, the market price for each such Business Day shall be the last sale price on such day, or, if no sale takes place on such day, the average of the closing bid and asked prices on such day in the over-the-counter market, in either case as reported through NASDAQ, or, if such prices are not at the time so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by Decora. If and so long as there shall be no exchange or over-the-counter market for the Common Stock during the 20 Business Day period prior to the date on which Current Market Price is to be determined, the Current Market Price shall be deemed to be the Fair Value of the Common Stock.

                  The term "Decora" shall have the meaning set forth in the introductory paragraph hereof.

                  The term "Decora Common Stock" shall mean the Common Stock, $.01 par value, of Decora.

                  The term "Default" shall mean an event which, with the passage of time or the giving of notice, or both, would become an Event of Default.

                  The term "Effective Date" shall have the meaning set forth in the Amendment.

                  The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific section of ERISA shall include such section, any regulations promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

                  The term "ERISA Affiliate" shall mean any Person which is under "common control" (within the meaning of Section 414(b) or (c) of the Code or Section 4001(a)(14) of ERISA) with the Company, Decora or any Subsidiary thereof.

                  The term "Event of Default" shall have the meaning set forth in Section 12.1 of the Securities Purchase Agreement.

                  The term "Exchange" shall have the meaning set forth in the preliminary statements hereof.

                  The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  The term "Fair Value" shall mean with respect to any security or other property, the fair value thereof as of a date that is within fifteen
(15) days of the date as of which the determination is to be made, determined by an investment banking firm, firm of certified public accountants or appraisal firm (which investment banking firm, firm of certified public accountants or appraisal firm shall own no securities of, and shall not be an Affiliate, Subsidiary or related Person of, either the Company or Decora) of recognized national standing retained by Decora and reasonably acceptable to the Required Holders, and which determination is made (a) under the assumption that all rights, warrants and options existing with respect to any such securities have been exercised and (b) without regard to the absence of a liquid or ready market for any such securities.

                  The term "Financial Statements" shall have the meaning set forth in Section 2.3 hereof.

                  The term "Fully Diluted Basis" shall mean, as of any date, with respect to calculations involving the capital stock of any Person (or an individual class or series thereof), making the assumption that all securities of such Person then outstanding which are convertible into such capital stock (or shares of such class or series, as the case may be) were converted on such date, that all options, warrants and similar rights to acquire shares of capital stock of such Person (or shares of such class or series) were exercised on such date.

                  The term "generally accepted accounting principles" or "GAAP" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants, consistently applied and maintained throughout the periods indicated.

                  The term "guaranty" shall have the meaning set forth in the Securities Purchase Agreement.

                  The terms "hereof", "herein", "hereunder" and other words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Section or other subdivision.

                  The term "holder", with respect to any Note, Additional Note or Common Stock, shall mean the Person in whose name such security shall be registered.

                  The term "Indebtedness" shall have the meaning set forth in the Securities Purchase Agreement.

                  The term "Indebtedness for Money Borrowed" shall have the meaning set forth in the Securities Purchase Agreement.

                  The term "Institutional Investor" shall mean any one or more of the following Persons: (a) any bank, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity; (b) any charitable foundation; (c) any insurance company or Affiliate thereof or fraternal benefit association; (d) any pension, retirement or profit-sharing trust or fund; or (e) any public employees' pension or retirement system or any other governmental agency supervising the investment of public funds.

                  The term "Junior Securities" shall have the meaning set forth in Section 10.4 hereof.

                  The term "Lien" shall have the meaning set forth in the Securities Purchase Agreement.

                  The term "Management Agreement" shall have the meaning set forth in the Securities Purchase Agreement.

                  The term "Non-Responsive Holders" shall have the meaning set forth in Section 11.2.1(c) hereof.

                  The term "Notes" shall have the meaning set forth in Section 1.1(a) hereof.

                  The term "Officer's Certificate" shall mean a certificate executed on behalf of a corporation by any of its chief executive officer, the President or the chief financial officer.

                  The term "Optional Prepayment Date" shall have the meaning set forth in Section 7.2(a) hereof.

                  The term "Original Holders" shall have the meaning set forth in the preliminary statements hereof.

                  The term "outstanding", with respect to the Notes, shall mean, as of the date of determination, all Notes theretofore delivered pursuant to this Agreement, except Notes theretofore cancelled or delivered for cancellation and Notes in exchange or replacement for which other Notes have been delivered pursuant to this Agreement; provided, however, that in determining whether the holders of the requisite aggregate unpaid principal amount of Notes outstanding have given any notice or taken any action hereunder, Notes held or owned, directly or indirectly, by Decora or the Company, or by any Subsidiary or any Affiliate of Decora or the Company, shall be disregarded and deemed not to be outstanding.

                  The term "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereof.

                  The term "Pension Plan" shall mean any Plan that is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA.

                  The term "Permitted Liens" shall have the meaning set forth in the Securities Purchase Agreement.

                  The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subdivision thereof).

                  The term "Plan" shall mean any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that the Company, Decora, any Subsidiary or any ERISA Affiliate maintains, contributes to or is obligated to contribute to for the benefit of employees or former employees of the Company, Decora, any Subsidiary or any ERISA Affiliate.

                  The term "Prohibited Transaction" shall mean a non-exempt prohibited transaction within the meaning of Sections 406 and 408 of ERISA or
Section 4975 of the Code.

                  The term "Pro-Rata", in reference to the holders, shall mean the percentage designated as such holder's pro rata share set forth opposite the name of such holder on Schedule II annexed hereto; provided that Schedule II shall be amended and such holder's Pro Rata shares shall be adjusted from time to time to give effect to the addition of any new holders. The sum of the Pro Rata shares of all holders at any date of determination shall equal 100%.

                  The term "Purchasers" shall have the meaning set forth in the preliminary statements hereof.

                  The term "Registration Request" shall have the meaning set forth in Section 11.2.1(a) hereof.

                  The term "Requested Information" shall have the meaning set forth in Section 11.2.1(c) hereof.

                  The term "Required Noteholders" shall mean the holders of 66 2/3% of the aggregate outstanding principal amount of Notes.

                  The term "Rules" shall have the meaning set forth in Section
11.2.3 hereof.

                  The term "SEC" shall mean the Securities and Exchange Commission and any successor organization.

                  The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  The term "Securities Purchase Agreement" shall have the meaning set forth in the preliminary statements hereof.

                  The term "Senior Subordinated Notes" shall have the meaning set forth in the preliminary statements hereof.

                  The term "Senior Debt" shall have the meaning set forth in
Section 10.2 hereof.

                  The term "Shares" shall have the meaning set forth in Section 9.1(a) hereof.

                  The term "Solvent" shall have the meaning set forth in Section
2.19 hereof.

                  The term "Specified Senior Non-Payment Default" shall have the meaning set forth in Section 10.3 hereof.

                  The term "Subordinated Debt" shall have the meaning set forth in Section 10.1 hereof.

                  The term "Subsidiary", with respect to any Person, shall mean any corporation organized under the laws of the United States of America or a jurisdiction thereof at least 80% of the outstanding shares of Voting Stock or similar interest of which are owned, directly or indirectly, by such Person. The term "Subsidiary", when used herein without reference to any particular Person, shall mean a Subsidiary of Decora.

                  The term "this Agreement" shall mean this Exchange Agreement (including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified in accordance with its terms.

                  The term "Valuation Date" shall have the meaning set forth in
Section 9.1(a) hereof.

                  The term "Voting Stock", with respect to a corporation, shall mean the stock of such corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the Board of Directors (or other governing body) of such corporation.

                  The term "Warrants" shall have the meaning set forth in the preliminary statements hereof.

                  SECTION 12.2 DIRECTLY OR INDIRECTLY. Any provision in this Agreement referring to action to be taken by any Person, or that such Person is prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

                  SECTION 12.3 ACCOUNTING TERMS. All accounting terms used herein that are not otherwise expressly defined shall have the respective meanings given to them in accordance with generally accepted accounting principles at the particular time.

                  SECTION 12.4 GOVERNING LAW. THIS AGREEMENT, THE WARRANTS AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  SECTION 12.5 HEADINGS. The headings of the Sections and other subdivisions of this Agreement have been inserted for convenience of reference only, and shall not be deemed to constitute a part hereof.

                  SECTION 12.6 INDEPENDENCE OF COVENANTS. Each covenant made by Decora and/or the Company herein IS independent of each other covenant so made. The fact that the operation of any such covenant permits a particular action to be taken or condition to exist does not mean that such action or condition is not prohibited, restricted or conditioned by the operation of the provisions of any other covenant herein.

                  SECTION 12.7 OTHER CAPITALIZED TERMS. Capitalized terms otherwise not defined herein shall have the meanings assigned in the Securities Purchase Agreement.

SECTION 13. MISCELLANEOUS.

                  SECTION 13.1 NOTICES. (a) All communications under this Agreement, the Common Stock or the Notes shall be in writing and shall be delivered or mailed (i) if to you, to you at your address set forth in Schedule I hereto, marked for attention as there indicated, or at such other address as you may have furnished to the Company in writing, (ii) if to any other holder of a Note, to it at its address listed in the books for the registration and registration of transfer of Notes required to be maintained by the Company pursuant to Section 9.1 of the Securities Purchase Agreement, or at such other address as such holder shall have furnished to the Company in writing, and (iii) if to Decora or the Company, to it at the address shown at the head of this Agreement, or at such other address as it shall have furnished in writing to you and all other holders of the Notes at the time outstanding.

                  (b) Any written communication so addressed and mailed by certified mail, return receipt requested, shall be deemed to have been given when so mailed. All other written communications shall be deemed to have been given upon receipt thereof.

                  SECTION 13.2 SURVIVAL. All representations, warranties and covenants made by the Company or Decora herein or by Decora, the Company or any Subsidiary in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute representations and warranties of Decora and the Company, as applicable hereunder.

                  SECTION 13.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder; provided, however, that you shall not have any obligation to exchange Warrants of any Person other than the Company. Whether or not expressly so stated and subject to the restrictions set forth therein, the provisions of Sections 5 through 11 of this Agreement are intended to be for your benefit and for the benefit of all holders from time to time of the Notes, and shall be enforceable by you and any other such holder whether or not an express assignment to such holder of rights under this Agreement shall have been made by you or your successors or assigns; and provided, further, that the provisions of Section 5 and Sections 6.2, and 6.3 hereof shall also be for the benefit of, and shall be enforceable by, any Person, who shall no longer be a holder of any Note or Shares but who shall have incurred any expense or been subjected to any liability referred to therein while, or on the basis of being, such a holder.

                  SECTION 13.4 AMENDMENT AND WAIVER. (a) This Agreement and the Notes may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Company and Decora and
(i) on or prior to the Closing Date, you, and (ii) after the Closing Date, the holders of 66-2/3% of the aggregate outstanding principal amount of the Notes; provided, however, that no such amendment, supplement or waiver shall, without the written consent of the holders of all the Notes then outstanding, (x) change, with respect to the Notes, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Notes is required to be made; (y) amend, supplement or waive any provision of Section 10 hereof; or (z) amend, supplement or waive any default arising by reason of the failure of the Company or Decora to comply with this Section 13.4.

                           (b)      Notwithstanding the provisions of subsection
(a) of this Section 13.4, in the case of Section 11 hereof, there shall be no amendment, supplement or waiver of any provision thereof without the prior written consent of the Company, Decora, the holders of 66-2/3% of the aggregate outstanding principal amount of the Notes and the holders of 66-2/3% of the outstanding Shares. Any amendment, supplement or waiver effected in accordance with this Section 13.4 shall be binding upon each holder of the Notes or Shares at the time outstanding, each future holder of any Notes or Shares, the Company and Decora. Notwithstanding any other provision of this Agreement, no consent to any such amendment, supplement or waiver by any holder of a Note or Share, shall have any effect for the purposes of this Section 13.4 if such amendment, supplement or waiver was obtained in connection with or in anticipation of the purchase by the Company, Decora, any Affiliate of either the Company or Decora or any other Person of any Note or Share from the holder thereof, unless the holder of each Note or Share at the time outstanding has executed an amendment, supplement or waiver, as the case may be, to substantially the same effect as the amendment, supplement or waiver obtained from such other holder.

                  SECTION 13.5 COUNTERPARTS. This Agreement may be executed and delivered to you simultaneously in one or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

                  If the foregoing is satisfactory to you, please sign the form of acceptance on the enclosed counterparts hereof and return the same to the Company, whereupon this Exchange Agreement, as so accepted, shall become a binding contract between you and each of the undersigned.

                                          Very truly yours,

                                          DECORA, INCORPORATED


                                          By:___________________________________
                                              Name:
                                              Title:

                                          DECORA INDUSTRIES, INC.


                                          By:___________________________________
                                              Name:
                                              Title:

The foregoing Exchange
Agreement is hereby accepted.

CIGNA MEZZANINE PARTNERS II, L.P.
By CIGNA Investments, Inc., Agent


    By:________________________
        Name:
        Title:


CIGNA PROPERTY AND CASUALTY
    INSURANCE COMPANY
By CIGNA Investments, Inc.


    By:________________________
        Name:
        Title:


INSURANCE COMPANY OF NORTH AMERICA
By CIGNA Investments, Inc.


    By:________________________
        Name:

Title:

                                                                      SCHEDULE I

                 ORIGINAL HOLDERS OF THE NOTES AND THE WARRANTS

                                NAME AND ADDRESS
                               OF ORIGINAL HOLDERS
                               -------------------

CIGNA MEZZANINE PARTNERS II, L.P.

1.       In the case of all payments on account of the Notes:

         By crediting in the form of bank wire transfer of Federal or other immediately available funds:

         Chase Manhattan Bank, N.A.
         Chase NYC/CTR/
         BNF=CIGNA Private Placements/ AC=9009001802
         ABA# 021000021

         OBI=[name of company; description of security; interest rate; maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made); contact name and phone]

2.       In the case of all notices with respect to payments:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         900 Cottage Grove Road
         Hartford, Connecticut 06152-2206
         Attention: Securities Processing S-206

         with a copy to:
         Chase Manhattan Bank, N.A.
         Private Placement Servicing
         P.O. Box 1508
         Bowling Green Station
         New York, New York 10081
         Attention: CIGNA Private Placements
         Fax: 212-552-3107/1005

3.       In the case of all other communications:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         900 Cottage Grove Road
         Hartford, Connecticut 06152-2307
         Attention: Private Securities Division S-307
         Fax: 860-726-7203

4.       Tax Identification Number: 13-3574027

                                NAME AND ADDRESS
                               OF ORIGINAL HOLDERS
                               -------------------

CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY

1.       In the case of all payments on account of the Notes:

         By crediting in the form of bank wire transfer of Federal or other immediately available funds:

         Chase Manhattan Bank, N.A.
         Chase NYC/CTR/
         BNF=CIGNA Private Placements/ AC=9009001802
         ABA# 021000021

         OBI=[name of company; description of security; interest rate; maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made); contact name and phone]

2.       In the case of all notices with respect to payments:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         900 Cottage Grove Road
         Hartford, Connecticut 06152-2206
         Attention: Securities Processing S-206

         with a copy to:
         Chase Manhattan Bank, N.A.
         Private Placement Servicing
         P.O. Box 1508
         Bowling Green Station
         New York, New York 10081
         Attention: CIGNA Private Placements
         Fax: 212-552-3107/1005

3.       In the case of all other communications:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         900 Cottage Grove Road
         Hartford, Connecticut 06152-2307
         Attention: Private Securities Division S-307
         Fax: 860-726-7203

4.       Tax Identification Number: 13-3574027

                                NAME AND ADDRESS
                               OF ORIGINAL HOLDERS
                               -------------------

LIFE INSURANCE COMPANY OF NORTH AMERICA

1.       In the case of all payments on account of the Notes:

         By crediting in the form of bank wire transfer of Federal or other immediately available funds:

         Chase Manhattan Bank, N.A.
         Chase NYC/CTR/
         BNF=CIGNA Private Placements/ AC=9009001802
         ABA# 021000021

         OBI=[name of company; description of security; interest rate; maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made); contact name and phone]

2.       In the case of all notices with respect to payments:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         900 Cottage Grove Road
         Hartford, Connecticut 06152-2206
         Attention: Securities Processing S-206

         with a copy to:
         Chase Manhattan Bank, N.A.
         Private Placement Servicing
         P.O. Box 1508
         Bowling Green Station
         New York, New York 10081
         Attention: CIGNA Private Placements
         Fax: 212-552-3107/1005

3.       In the case of all other communications:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         900 Cottage Grove Road
         Hartford, Connecticut 06152-2307
         Attention: Private Securities Division S-307
         Fax: 860-726-7203

4.       Tax Identification Number: 13-3574027

                                                                     SCHEDULE II

         HOLDERS OF THE SENIOR SUBORDINATED NOTES DUE APRIL 15, 1998 OF
                              DECORA, INCORPORATED
                      PRIVATE PLACEMENT NUMBER 24359 * AB 3

                                       AND

           1,000,000 SHARES OF COMMON STOCK OF DECORA INDUSTRIES, INC.
                      PRIVATE PLACEMENT NUMBER 243593 10 0

                                                 Number of
                                              Warrants to be                   Principal
                          Pro Rata             Exchanged for                     Amount
                            Share                 Common        Principal    of Additional    Shares of
                        (Expressed as              Stock         Amount      Notes, if any,    Common
Name of Holder           Percentage)             and Notes      of Notes      to be Issued      Stock
- --------------           -----------             ---------      --------      ------------      -----
Cigna Mezzanine
Partners II, L.P.            46%                    115         $460,000         $92,000       460,000
(Notes and Shares To
Be Registered in The
Name of CIG & Co.)

Cigna Property and
Casualty Insurance           35%                     88         $350,000         $70,000       350,000
Company (Notes and
Shares To Be Registered
in The Name of CIG &
Co.)

Life Insurance
Company of North             19%                     47         $190,000         $38,000       190,000
America (Notes and
Shares To Be Registered
in The Name of CIG &
Co.)

                                                                    SCHEDULE III


            [DOCUMENTS AND INFORMATION FURNISHED TO ORIGINAL HOLDERS]



                                      III-1

                                                                       EXHIBIT A

                                  FORM OF NOTE

                              DECORA, INCORPORATED

                            Senior Subordinated Note
                               due April 15, 1998

PPN: 24359 * AB 3                                     ___________________, 19___
R-                                                            New York, New York
$

                  DECORA, INCORPORATED, (the "Company"), a Delaware corporation, for value received, hereby promises to pay to ______________________ or registered assigns, the principal sum of _____________ DOLLARS ($________________) on April 15, 1998. If the Company shall have paid any interest or premium on this Note in excess of that permitted by law, then it is the express intent of the Company and the holder hereof that all excess amounts previously collected by the Company be credited on the principal balance of this Note, and the provisions hereof immediately be deemed reformed and the amounts thereafter collectable hereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

                  Payment of principal and premium, if any, shall be made to the registered holder hereof in such coin or currency of the United States of America as at that time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 1 Mill Street, Fort Edward, New York 12828, or at such other location designated pursuant to Section
9.1 of the Securities Purchase Agreement referred to below, in each case subject to the right of the registered holder hereof under said Securities Purchase Agreement to receive direct payment in immediately available funds.

                  This Note is one of a series of Notes issued in the aggregate principal amount of $1,000,000 pursuant to the Exchange Agreement, dated as of March 31, 1996, among the Company, Decora Industries Inc. and each of the Original Holders of the Notes set forth in Schedule III thereto (the "Exchange Agreement"; all capitalized terms not otherwise defined herein having the meaning set forth therein) and is entitled to the benefits thereof and of the Securities Purchase Agreement.

                  Under certain circumstances, as specified in the Securities Purchase Agreement, the principal of and accrued interest, if any, on this Note may be declared due and payable in the manner and with the effect provided in the Securities Purchase Agreement.

                  This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such Act and applicable state laws or under an exemption from such registration available under such Act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Exchange Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

                  The payment of the principal of and interest, if any, on this
Note is expressly subordinated, in the manner and to the extent provided in the Exchange Agreement, to the payment of certain other indebtedness of the Company (as more fully described in the Exchange Agreement), and by acceptance of this Note the holder agrees, expressly for the benefit of the present and future holders of such indebtedness, to be bound by the provisions of the Exchange Agreement.

                  The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in each of the Exchange Agreement and the Securities Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, Decora, Incorporated has caused this Note to be duly executed.

                                                     DECORA, INCORPORATED


                                                     By:________________________
                                                        Name:
                                                        Title:

                                                                     EXHIBIT A-1

                             FORM OF ADDITIONAL NOTE

                              DECORA, INCORPORATED

                            Senior Subordinated Note
                               due April 15, 1998

PPN:
R-                                                    ___________________, 19___
$                                                             New York, New York

                  DECORA, INCORPORATED, (the "Company"), a Delaware corporation, for value received, hereby promises to pay to ______________________ or registered assigns, the principal sum of _____________ DOLLARS ($________________) on April 15, 1998. If the Company shall have paid any interest or premium on this Note in excess of that permitted by law, then it is the express intent of the Company and the holder hereof that all excess amounts previously collected by the Company be credited on the principal balance of this Note, and the provisions hereof immediately be deemed reformed and the amounts thereafter collectable hereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

                  Payment of principal and premium, if any, shall be made to the registered holder hereof in such coin or currency of the United States of America as at that time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 1 Mill Street, Fort Edward, New York 12828, or at such other location designated pursuant to Section
9.1 of the Securities Purchase Agreement referred to below, in each case subject to the right of the registered holder hereof under said Securities Purchase Agreement to receive direct payment in immediately available funds.

                  This Note is one of a series of Notes issued in the aggregate principal amount of $200,000 pursuant to the Exchange Agreement, dated as of March 31, 1996, among the Company, Decora Industries, Inc. and each of the Original Holders of the Notes set forth in Schedule III thereto (the "Exchange Agreement"; all capitalized terms not otherwise defined herein having the meaning set forth therein) and is entitled to the benefits thereof and of the Securities Purchase Agreement.

                  Under certain circumstances, as specified in the Securities Purchase Agreement, the principal of and accrued interest, if any, on this Note may be declared due and payable in the manner and with the effect provided in the Securities Purchase Agreement.


                                      A-1-1

                  This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such Act and applicable state laws or under an exemption from such registration available under such Act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Exchange Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

                  The payment of the principal of and interest, if any, on this
Note is expressly subordinated, in the manner and to the extent provided in the Exchange Agreement, to the payment of certain other indebtedness of the Company (as more fully described in the Exchange Agreement), and by acceptance of this Note the holder agrees, expressly for the benefit of the present and future holders of such indebtedness, to be bound by the provisions of the Exchange Agreement.

                  The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in each of the Exchange Agreement and the Securities Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.


                                      A-1-2

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, Decora, Incorporated has caused this Note to be duly executed.

                                            DECORA, INCORPORATED


                                            By:_________________________________
                                               Name:
                                               Title:


                                      A-1-3

                                                                       EXHIBIT B

                        FORM OF COMMON STOCK CERTIFICATE

                                                                       EXHIBIT C


                                FORM OF AMENDMENT



                                       C-1